UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 29, 2012

LANTHEUS MEDICAL IMAGING, INC.

(Exact name of registrant as specified in its charter)

Delaware	333-169785	51-0396366
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

331 Treble Cove Road, North Billerica, MA 01862

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code:  (978) 671-8001

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.             Other Events.

Ben Venue Laboratories, Inc. (“BVL”) has recently restarted the manufacturing of DEFINITY® and Cardiolite®, and we currently expect BVL to resume manufacturing other Lantheus products over the summer.  On June 29, 2012, we sent our first shipments of newly-manufactured DEFINITY® to customers.  Barring any unforeseen circumstances, we will work to get back to full and normal production and rebuild our DEFINITY® inventory levels. We will also begin shipping BVL-manufactured Cardiolite® to customers after successful completion of the necessary quality review.  We can give no assurances, however, that all of the product BVL has recently manufactured for us will successfully complete the quality review and commercial release process, or that BVL will be able to manufacture product for us on a timely and consistent basis in the future.

Cautionary Note Regarding Forward-Looking Statements

Some of the statements contained in this Current Report on Form 8-K are forward-looking statements.  Such forward-looking statements are subject to risks and uncertainties, including, in particular, statements about our plans, strategies and prospects. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions.  Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict.  Our actual results may differ materially from those contemplated by the forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance. The matters referred to in the forward-looking statements contained in this Current Report on Form 8-K may not in fact occur.  We caution you therefore against relying on any of these forward-looking statements.  Important factors that could cause actual results to differ materially from those in the forward-looking statements include regional, national or global political, economic, business, competitive, market and regulatory conditions and other factors that are discussed in other documents we file with the Securities and Exchange Commission, such as those set forth in our Annual Report on Form 10-K for the year ended December 31, 2011, including, without limitation, our dependence upon third parties for the manufacture and supply of a substantial portion of our products, and risks associated with BVL’s manufacturing of our products and the regulatory requirements related thereto.

Any forward-looking statement made by us in this Current Report on Form 8-K speaks only as of the date on which it is made.  Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them.  We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANTHEUS MEDICAL IMAGING, INC.

By:	/s/ Michael P. Duffy
Name:	Michael P. Duffy
Title:	Vice President and General Counsel

Date: June 29, 2012